Income Taxes - Deferred Tax Assets and Liabilities (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets
Net operations loss carry forward	$ 8,707	$ 8,015
Accrued expenses
Accelerated depreciation of assets	107	31
Pension	1,136	713
Total deferred tax assets	9,950	8,759
Less: valuation allowance	(9,950)	(8,759)
Total deferred tax asset,net	$ 0	$ 0